SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2021

WALGREENS BOOTS ALLIANCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Walgreens Boots Alliance, Inc. (the “Company”) held on January 28, 2021, the Company’s stockholders approved the Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan (the “Plan”). The Company’s Board of Directors approved the Plan in October 2020, subject to stockholder approval.

The Plan provides for a variety of equity and cash-based awards as a tool for the Company to attract, retain, motivate, and reward executives and other employees of the Company or its affiliates, as well as non-employee directors; to provide for equitable and competitive compensation opportunities, including deferral opportunities, to encourage long-term service; to recognize individual contributions and reward achievement of Company goals; and promote the creation of long-term value for stockholders by closely aligning the interests of participants with those of stockholders.

The Plan replaces the Company’s 2013 Omnibus Incentive Plan, as amended and restated (the “Former Plan”). As of the effective date of the Plan, no further grants may be made under the Former Plan and shares that were available for issuance under the Former Plan and not subject to outstanding awards became available for issuance (in addition to 65 million newly authorized shares) under the Plan. In addition, subject to and in accordance with the Plan, shares that are subject to outstanding awards under the Plan or Former Plan that are subsequently cancelled, expired, forfeited, settled in cash or are otherwise terminated or settled without delivery of the full number of shares subject to such award also become available for awards under the Plan.

A more detailed description of the Plan was set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on December 8, 2020 under the heading “Proposal 4 – Approval of the new 2021 Omnibus Incentive Plan” and is incorporated herein by reference. The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The general forms of the Performance Share Award agreement, the Stock Option Award agreement and the Restricted Stock Unit Award agreement to be used under the Plan are attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively.

On January 27, 2021, the Compensation and Leadership Performance Committee of the Company’s Board of Directors approved an amendment to the Former Plan that revises certain provisions relating to the treatment of fractional shares, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Company held its Annual Meeting on January 28, 2021.

(b) Set forth below are the voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting:

Proposal No. 1: The stockholders voted for the election of the following directors to serve on the Board of Directors until the next Annual Meeting of Stockholders or until their successors are elected and qualified (or any such director’s earlier death, resignation or removal):

				Broker
	Votes For	Votes Against	Abstentions	Non-Votes
José E. Almeida	614,639,564	18,219,187	1,873,427	106,076,420
Janice M. Babiak	624,408,342	8,580,845	1,742,991	106,076,420
David J. Brailer	624,558,332	8,306,971	1,866,875	106,076,420
William C. Foote	590,428,119	42,605,314	1,698,745	106,076,420
Ginger L. Graham	625,567,828	7,428,840	1,735,510	106,076,420
Valerie B. Jarrett	613,960,893	19,109,439	1,661,846	106,076,420
John A. Lederer	611,984,946	20,804,967	1,942,265	106,076,420
Dominic P. Murphy	625,198,966	7,695,202	1,838,010	106,076,420
Stefano Pessina	619,307,188	13,631,184	1,793,806	106,076,420
Nancy M. Schlichting	598,395,838	34,678,887	1,657,453	106,076,420
James A. Skinner	601,845,956	31,088,137	1,798,085	106,076,420

Proposal No. 2: The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021 was approved. There were 716,552,240 votes for, 22,263,776 votes against, and 1,992,582 abstentions.

Proposal No. 3: The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, as set forth in the proxy statement for the Annual Meeting, was not approved. There were 299,571,604 votes for, 330,495,572 votes against, and 4,665,002 abstentions. There were 106,076,420 broker non-votes on this proposal.

Proposal No. 4: The proposal to approve the Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan was approved. There were 581,368,711 votes for, 49,477,379 votes against, and 3,886,088 abstentions. There were 106,076,420 broker non-votes on this proposal.

Proposal No. 5: The stockholder proposal requesting an independent Board Chairman was not approved. There were 231,483,651 votes for, 399,965,397 votes against, and 3,283,130 abstentions. There were 106,076,420 broker non-votes on this proposal.

Proposal No. 6: The stockholder proposal requesting report on how health risks from COVID-19 impact the Company’s tobacco sales decision-making was not approved. There were 70,990,245 votes for, 539,381,218 votes against, and 24,360,715 abstentions. There were 106,076,420 broker non-votes on this proposal.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan
10.2	Form of Performance Share Award agreement (effective January 2021)
10.3	Form of Stock Option Award agreement (effective January 2021)
10.4	Form of Restricted Stock Unit Award agreement (effective January 2021)
10.5	Amendment to the amended and restated Walgreens Boots Alliance, Inc. 2013 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: February 2, 2021	By:	/s/ Joseph B. Amsbary Jr.
	Title:	Vice President, Corporate Secretary